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                                                                    EXHIBIT 10.1



                         MARVELL TECHNOLOGY GROUP LTD.

                              AMENDED AND RESTATED

                             1995 STOCK OPTION PLAN

        1. Purpose. This Plan is intended to attract and retain the best available individuals as Employees and Consultants of the Company and its Subsidiaries, to provide additional incentives to those Employees and Consultants, and to promote the success of the Company's business.

        2. Defined Terms. The meanings of defined terms (generally, capitalized terms) in this Plan are provided in Section 22 ("Glossary").


        3. Shares Reserved. Subject to Section 14, a maximum aggregate of 29,500,000 Shares may be issued under this Plan; provided however, that beginning the first business day of each fiscal year starting January 30, 2000 or after, there shall be added to this Plan the lesser of an additional (i) 5,000,000 shares of Common Stock, (ii) 5.0% of the outstanding shares of capital stock on such date, or (iii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable for any reason, any unpurchased Optioned Stock shall be available for future issuance under this Plan. Shares retained to satisfy tax withholding obligations do not reduce the number authorized for issuance.


        4.  Administration.

        (a) In General. This Plan shall be administered by the Board or a Committee appointed by the Board. Once appointed, a Committee shall serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their stead, fill vacancies however caused, and terminate the Committee and thereafter directly administer this Plan.

        (b) After Exchange Act Applies. After the Company becomes subject to the Exchange Act, the Board may provide for administration of this Plan with respect to Employees who are also officers or directors of the Company by a Committee constituted so as to permit this Plan to comply as a discretionary plan with Rule 16b-3 promulgated under the Exchange Act or any successor thereto. A Committee appointed under this Section 4(b) may be separate from any Committee appointed to administer this Plan with respect to Employees who are neither officers nor directors.

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        (c) Powers of the Administrator. Subject to the provisions of this Plan and in the case of a Committee, the specific duties delegated by the Board, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock;

               (ii) to grant Options to such Consultants and Employees as it selects;

               (iii) to determine the terms and conditions of each Option granted, including without limitation the number of Shares of Optioned Stock, the exercise price per share, and whether an Option is to be granted as an ISO or a NSO;

               (iv) to approve forms of agreement for use under this Plan;

               (v) to determine whether and under what circumstances to offer to buy out an Option for cash or Shares under Section 13;

               (vi) to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies, or customs; and

               (vii) to construe and interpret the terms of this Plan and Options granted pursuant to this Plan.

         (d) Administrator's Decisions Binding. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options, and no member of the Administrator shall be liable for any such determination, decision, or interpretation made in good faith.

        5.  Eligibility.

        (a) NSOs/ISOs. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

        (b)  Limitations.

               (i) If the Company or a successor issues any class of equity securities required to be registered under Section 12 of the Exchange Act or if this Plan is assumed by a corporation that has a class of such securities, the following limitations shall apply to grants of Options to Employees:



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               (ii) No Employee shall be granted, in any fiscal year of the
        Company, Options to purchase more than 1,000,000 Shares, adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14. If an Option is granted but canceled in the same fiscal year, it shall nonetheless count against the foregoing limit. Reduction of an Option's exercise price is treated as a cancellation of the Option and the grant of a new Option.

        6. Term of Options. The term of each Option shall be determined by the Administrator at the time of grant but shall not exceed ten years. In the case of an ISO granted to an Optionee who, at the time of grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the Option term shall not exceed five years.

        7. Date of Grant. Unless otherwise determined by the Administrator, the date of grant of an Option shall be the date on which the Administrator completes the actions necessary to grant the Option. Notice of the grant shall be given to the Optionee within a reasonable time after the date of the grant.

        8. Exercise Price and Form of Consideration.

        (a) Price. The per-Share exercise price of an Option shall be determined by the Administrator at the time of grant, but:

        (i)  In the case of an ISO:

           (A) granted to an Employee who, at the time of grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per-Share exercise price shall be at least 110% of the Fair Market Value on the date of grant; or

           (B) granted to any other Employee, the per-Share exercise price shall be at least the Fair Market Value on the date of grant.

        (ii)  In the case of a NSO:

           (A) granted to an Employee who, at the time of grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per-Share exercise price shall be at least the Fair Market Value on the date of grant; or



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           (B) granted to any other Employee, the per-Share exercise price shall be at least 85% of the Fair Market Value on the date of grant.

        (b) Form of Payment. Payment for Shares upon exercise of an Option shall be made in any lawful consideration approved by the Administrator and may, without limitation, consist of (1) cash, (2) check, (3) other Shares that have a Fair Market Value on the date of payment equal to the aggregate exercise price of the Shares as to which Option is exercised, (4) delivery by a broker or brokerage firm approved by the Administrator of a properly executed exercise notice together with payment of the exercise price and such other documentation as the Administrator shall require, or (5) any combination of the foregoing.

        9.  Exercise.

        (a) Exercisability. Each Option shall be exercisable at such times and under such conditions as determined by the Administrator at the time of grant.

        (b) Vesting. Each Option and the corresponding Optioned Stock shall vest at such times and under such conditions as determined by the Administrator at the time of grant, and as are otherwise permissible under the terms of this Plan, including without limitation, performance criteria with respect to the Company and/or the Optionee.

        (c) Fractional Shares. An Option may not be exercised for a fraction of a Share.

        (d) Manner of Exercise; Rights as a Shareholder. Unless otherwise allowed by the Administrator, an Option shall be exercised by delivery to the Company of all of the following: (i) written notice of exercise by the Optionee, in a form approved by the Administrator and in accordance with the terms of the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) payment (or provision for payment) of withholding taxes pursuant to Subsection (g), below. Delivery of any of the foregoing may be by electronic means approved by the Administrator. The Optionee shall be treated as a shareholder of the Company with respect to the purchased Shares upon completion of exercise of the Option.

        (e) Optionee Representations. If Shares purchasable pursuant to the exercise of an Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Optionee shall, if required by the Administrator, as a condition to exercise of all or any portion of the Option, deliver to the Company an investment representation statement in a form approved by the Administrator.

        (f) Termination of Employment or Consulting Relationship. If an Optionee's Continuous Service terminates, the Optionee (or the Optionee's estate or heirs, if termination is due to death or the Optionee dies during the post-termination exercise



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period of the Option) may exercise the Option, (i) only within such period of time as is determined by the Administrator (but no later than the expiration date for the Option determined by the Administrator at the time of grant) and the Option shall terminate at the end of that period, and (ii) unless otherwise determined by the Administrator, only to the extent that the Optionee was entitled to exercise it at the date of termination.

        (g) Tax Withholding. The Company's obligation to deliver Shares upon exercise of an Option is subject to payment (or provision for payment satisfactory to the Administrator) by the Optionee of all federal, state, and local income and employment taxes that the Administrator determines in its discretion to be due as a result of the exercise of the Option or sale of the Shares.

        10. Rule 16b-3. Except to the extent determined by the Administrator, Options granted to persons subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 and shall contain such terms as may be required or desirable to qualify Plan transactions for the maximum exemption from Section 16 of the Exchange Act.

        11. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        12. Lockup Agreement. Grant and exercise of each Option are subject to the Optionee's agreement, upon the request of (and in form and substance satisfactory to) the Company or the underwriters managing an initial firmly underwritten public offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares or any derivative security (unless included in the registration of Shares offered) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of the registration as the Company or underwriters may specify.

        13. Buyout of Options. The Administrator may at any time offer to buy out an Option for a payment in cash or Shares, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time of the offer.

        14. Changes in Capitalization or Control.

        (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Optioned Stock and the number of Shares that have been authorized for issuance under this Plan but as to which no Options have then been granted or that have been returned to this Plan upon cancellation or expiration of an Option, as well as the price per share of Optioned Stock, shall be proportionately adjusted



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for any change in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of issued Shares effected without receipt of consideration by the Company (not counting Shares issued upon conversion of convertible securities of the Company as "effected without receipt of consideration"). Such adjustment shall be made by the Board and shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no consequent adjustment shall be made with respect to, the number or price of Shares subject to this Plan.

        (b) Change in Control. The Administrator may, in its discretion, determine at any time from and after the grant of an Option the effect that a Change in Control shall have upon the Option; provided however, that a Change in Control shall not have the effect of impairing the rights of any Optionee under any then-outstanding Option without his or her prior written consent. Without limiting the foregoing sentence, the Administrator may determine that upon a Change in Control, an Option:

               (i) shall become fully vested and exercisable either for a limited period following the Change in Control or for the remainder of the Option's term;

               (ii) shall terminate upon or after a specified period following the Change in Control;

               (iii) shall be cancelled in exchange for cash in the amount of the excess of the fair market value of the Optioned Shares over the exercise price upon termination; or

               (iv) shall be treated as provided under a combination of clauses
        (i) through (iii), or shall be so treated only if not adequately assumed (or substituted for) by a surviving or successor person or entity in the transactions or events that give rise to the Change in Control.

For purposes of this Section 14(b), (x) the occurrence of any of the foregoing clauses (i), (ii), (iii) or (iv) shall not constitute an impairment of the rights of any Optionee and (y) the "Administrator" shall be the Administrator as constituted before the Change in Control occurs.

        15. Amendments. The Board may at any time amend, alter, suspend, or discontinue this Plan, but no such action shall impair the rights of any Optionee under any then-outstanding Option without his or her prior written consent.



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        16.  Securities Regulation Requirements.

        (a) Compliance with Rule; Buy-out Offer. In general, Shares shall not be issued pursuant to the exercise of an Option unless the exercise of the Option and issuance of the Shares comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any stock exchange upon which the Shares may then be listed, and the requirements of any regulatory body having jurisdiction. When the Company receives notice of exercise of an Option, if the Administrator believes in its discretion that the period before Shares may be issued will exceed 21 days, the Administrator shall (unless it determines that such an offer is itself prevented by the rules described in the preceding sentence) make an offer pursuant to Section 13 to buy out the portion of the Option corresponding to the number of Shares whose issuance is thus prevented. The buy-out offer shall be valid for at least 21 days.

        (b) Optionee Investment Representation. As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required by law.

        17. Written Option Agreements. Options shall be evidenced by written agreements in a form the Administrator approves from time to time. The written agreement shall designate the Option as either an Incentive Stock Option or a Nonstatutory Stock Option. Delay in executing a written agreement shall not affect the date of grant of an Option; however, an Option may not be exercised until a written agreement has been executed by the Company and the Optionee.

        18. Shareholder Approval. This Plan is subject to approval by the shareholders of the Company within 12 months after the Board adopts this Plan. Shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

        19. Information to Optionees. The Company shall provide to each Optionee copies of financial statements at least annually, at the same time and in the same form as it furnishes such information to its shareholders. The Company shall not be required to provide such statements to key employees whose duties assure their access to equivalent information.

        20. No Employment Rights. This Plan does not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the



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Company, nor shall it interfere in any way with the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        21. Term of Plan. This Plan shall become effective upon the earlier to occur of adoption by the Board or approval by the shareholders of the Company, as described in Section 18. It shall continue in effect for a term of ten years unless sooner terminated under Section 15.

        22. Glossary. The following definitions apply for purposes of this Plan:

        (a) "Administrator" means the Board or a committee appointed by the Board under Section 4.

        (b)  "Board" means the Board of Directors of the Company.

        (c) "Change in Control" means a change in ownership or control of the Company by any of:

               (i) a merger or consolidation in which the holders of stock possessing a majority of the voting power in the surviving entity (or a parent of the surviving entity) did not own a majority of the Common Stock immediately before the transaction;

               (ii) the sale of all or substantially all of the Company's assets to any other person or entity (other than a Subsidiary);

               (iii) the liquidation or dissolution of the Company;

               (iv) the direct or indirect acquisition by any person or related group of persons of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders that the Board does not recommend that the shareholders accept, or

               (v) a change in composition of the Board over a period of 36 consecutive months such that a majority of the Board ceases, by reason of one or more contested elections for Board membership, to be composed of individuals who either (A) have been Board members continuously since the beginning of that period or (B) have been elected or nominated for election as Board members during that period by at least a majority of the Board members described in clause (A) who were in office when the Board approved the election or nomination.



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        (d) "Code" means the Internal Revenue Code of 1986, as amended.

        (e) "Common Stock" means the Common Stock of the Company.

        (f) "Company" means Marvell Technology Group Ltd., a Bermuda corporation.

        (g) "Consultant" means any person, other than an Employee, who is engaged by the Company or any Parent or Subsidiary to perform consulting or advisory services.

         (h) "Continuous Service" means that an Optionee's employment and/or consulting relationship with the Company or a Parent or Subsidiary is not interrupted or terminated. Continuous Service is not interrupted by (i) any leave of absence approved by the Company, (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary, or any successor, or
(iii) changes in status from Employee to Consultant or Consultant to Employee.

        (i) "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company.

        (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (k) "Fair Market Value" means, as of any date, the value of common Stock determined as follows:

               (i) If the Common Stock is quoted on an established stock exchange or national market system, including without limitation the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, Fair Market Value shall be the closing sales price (or the closing bid, if no sales are reported) as quoted on that exchange or system for the day of the determination, as reported in The Wall Street Journal or an equivalent source, or if the determination date is not a trading day, then on the most recent preceding trading day;

               (ii) If the Common Stock is quoted on NASDAQ (but not on the National Market System) or regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of the determination, or on the most recent preceding trading day if the determination date is not a trading day; or

               (iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Administrator.



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        (l) "Incentive Stock Option" or "ISO" means an Option intended to qualify as an "incentive stock option" within the meaning of, and to the extent otherwise permitted by, Section 422 of the Code.

        (m) "Nonstatutory Stock Option" or "NSO" means an Option not intended to qualify as an ISO.

        (n) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (o) "Option" means a stock option granted pursuant to this Plan.

        (p) "Optioned Stock" means the Common Stock subject to an Option.

        (q) "Optionee" means the Employee or Consultant who receives an Option and includes any person who owns all or any part of an Option, or who is entitled to exercise an Option, after the death or disability of an Optionee.

        (r) "Parent" means a "parent corporation," present or future, as defined in Section 424(e) of the Code.

        (s) "Plan" means this Amended and Restated 1995 Marvell Technology Group Ltd. Stock Option Plan.

        (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14(a).

        (u) "Subsidiary" means a "subsidiary corporation," present or future, as defined in Section 424(f) of the Code.



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                           APPENDIX TO THE AMENDED AND
                         RESTATED 1995 STOCK OPTION PLAN
                        OF MARVELL TECHNOLOGY GROUP LTD.
                         IN RESPECT OF ISRAELI EMPLOYEES


1. PURPOSE

   The purpose of this appendix is to modify, to the extent set forth herein, the Amended and Restated 1995 Marvell Technology Group Ltd. Stock Option Plan (the "PLAN") in respect of the Israeli employees of the Marvell Technology Group Ltd. and its affiliates and subsidiaries who are eligible to participate in the Plan in accordance with its terms, in order to reflect the specific requirements of the Israeli law.


2. DEFINED TERMS

   (a) Capitalised terms used but not defined herein shall have the meanings provided in Section 22 of the Plan.

   (b) In addition, in this Appendix, the following terms shall have the meanings set forth beside them:

         "102 PROVISIONS"      The provisions of section 102 of the Ordinance
                               and of the Income Tax Rules (Tax Relief in
                               Allocating Shares to Employees), 5749-1989, as they shall apply from time to time on shares and options issued hereunder, including the Special
                               Conditions;


         "EFFECTIVE DATE"      The latest of the date the Options were issued or
                               the date of the Income Tax Commissioner approval that the Plan satisfies the Special Conditions;

         "EMPLOYER"            The Company, any of its Subsidiaries or its
                               Parent employing Israeli Employees;

         "ISRAELI EMPLOYEES"   Employees subject to taxation in Israel;

         "TRUSTEE"             Galileo Technology Ltd., or in the alternate, the
                               Trust Company of Investek Bank, or any other trustee who shall replace same by the Board for the purposes of this Plan;

         "ORDINANCE"           The Income Tax Ordinance (New Version),
                               5721-1961;

         "SPECIAL CONDITIONS"  Special conditions set by the Israeli Income Tax
                               Commissioner in connection with the issuance of the Options hereunder, by the power


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                               vested in him/her under section 102 of the
                               Ordinance, if and to the extent the Commissioner shall so set;


       "TAX LOCKUP PERIOD"     Two years following the Effective Date or such
                               other period of time in accordance with the 102
                               Provisions, as they shall be amended from time to time.

   (c) The Israeli Employees shall be entitled to exercise their options in accordance with the terms of the Plan, subject to the terms of this Appendix. In the event of any contradiction between any term of this Appendix and any term of the Plan, the provisions of this Appendix shall override with respect to the Israeli Employees, in respect of whom this Appendix shall constitute an integral part of the Plan and references to the Plan in respect of the Israeli Employees shall be interpreted accordingly.

3. SPECIAL CONDITIONS

   (a) The Company shall apply to the Income Tax Commissioner to approve the Trustee and the Plan under the 102 Provisions. Subject to the approval of this Plan by the Israeli Income Tax Commissioner, the Special Conditions shall apply to the plan and to this Appendix.

   (b) The Administrator shall exercise its discretion under the Plan in accordance with the terms of this Appendix.

4. ELIGIBILITY

   Options shall not be granted to any Israeli Employee who is, or on giving effect to such grant, will become, the holder of a controlling interest (`baal shlita') in the Company, as defined in section 32(9) of the Ordinance.

5. TRUST

   (a) The Options and the Shares shall be issued directly in the name of the Trustee and shall be held in escrow by the Trustee for the Israeli Employees' benefit, for no less then the Tax Lockup Period, all according to the terms of this Appendix.

   (b) In the event that bonus shares shall be issued on account of the Shares, such bonus shares shall be issued by the Company to the Trustee. The 102 Provisions shall apply to such bonus shares for all purposes.

   (c) The Trustee shall be entitled to set additional exercise procedures to those described in the Plan, as the Trustee shall see fit, provided that the Trustee has given the Company prior written notice of any such procedures.


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6. TAXES

   (a) The Israeli Employees shall be taxed in respect of the Options in accordance with the provisions of the Ordinance, including the 102 Provisions. The Israeli Employee will not be entitled to the exemption from tax contained in sections 95 or 97(a) of the Ordinance.

   (b) Without derogating from section 9(g) of the Plan, any tax imposed in respect of the Options and/or the Shares and/or the sale and/or the transfer of the Options and/or the Shares shall be borne solely by the Israeli Employee, and in the event of the death of the Israeli Employee, by the Israeli Employee's heirs or successors. The Employer, shall not bear the aforementioned taxes, directly or indirectly, nor shall the Employer be required to gross such tax up in the Israeli Employee's salaries or remuneration. The imposed tax shall be paid by the Israeli Employee or deducted, on the date such tax is payable, from the sale consideration paid to the Trustee by the Israeli Employee, as applicable.

   (c) At the end of the Tax Lockup Period, the Israeli Employee (or the Israeli Employee's heirs or successors) shall be entitled at any time to instruct the Trustee to transfer the Options or the Shares to which such Israeli Employee is entitled to the Israeli Employee or its nominees, or, if appropriate, to sell the Shares and pay the consideration received to the Israeli Employee.


         Subject to the 102 Provisions, the Trustee shall not transfer the Options and/or the Shares to the Israeli Employee's name, and shall not transfer the consideration received from the sale of the Shares to the Israeli Employee, unless one of the following conditions shall be fulfilled:


         (i) The Israeli Employee has provided the Trustee with certification from the assessing officer that the tax has been paid; or

         (ii) The Israeli Employee has paid the Trustee an amount equal to 30% of the `consideration', as defined in section 102 of the Ordinance (the "Taxable Consideration") for such sale, and the Trustee has reviewed the manner of calculating the payable amount and is fully satisfied that the calculation was performed lawfully; or


         (iii) The Trustee has deducted an amount equal to 30% of the Taxable Consideration from the consideration received from the sale of the Shares.


   (d) The effects of any future amendment to the tax arrangements which apply to the issuance of securities to the Israeli Employees, shall apply to the Israeli Employees in accordance with such provisions of law, and the Israeli Employees shall bear the full cost thereof, unless the modified arrangement expressly provides otherwise.

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   (e)   Each Israeli Employee shall indemnify the Employer and/or the Trustee, immediately upon receipt of notice from the Employer and/or the Trustee, for any amount (including interest and/or fines of any type and/or linkage differentials in respect of tax and/or withheld tax) payable by such Israeli Employee under law (including under the 102 Provisions), and which has been paid by the Employer or the Trustee or which the Employer or the Trustee are required to pay by the tax authorities.


   (f) Should the Israeli Amendment of Tax Law Bill 2000 (or any other substantially similar draft legislation) (the "NEW LAW") enter into effect, the Board shall be entitled, at its absolute discretion, to order the Trustee to make an application to the Israeli Tax Commission in order to request that the provisions set out in the New Law, which replace the 102 Provisions, shall apply to the Israeli Employees, regarding either existing or future allotments, as shall be determined in the New Law.

7. MISCELLANEOUS

   (a) The Israeli Employees shall sign any document required by the Trustee or the Income Tax Commission to give effect to the provisions of this Appendix.

   (b) Without derogating section 20 of the Plan, it is hereby acknowledged that the Options and/or the Exercise Shares are extraordinary, one-off benefits granted to the Offerees, and are not and shall not be deemed a salary component for any purpose whatsoever, including in connection with calculating severance compensation under the Severance Pay Law, 5723-1963 and the regulations promulgated thereunder.

   (c) The grant of Options to each Israeli Employee shall be made in consideration of a waiver on the part of such Israeli Employee of a portion of the Israeli Employee's salary in the amount of NIS 1.

   (d) In the event of a change in control of the Company is proposed during the Tax Lock Up Period, the consummation which will cause the breach of the terms of the 102 Provisions, the Company will use its best efforts to apply to the Israeli Tax Authorities to obtain a pre-ruling to regulate the tax treatment applicable to the Options in the context of the proposed transaction.

   (e) Except as expressly provided in this Appendix, the provisions of this Appendix do not supercede any provisions of the Plan, and the provisions of the Plan shall govern all Options granted to Israeli Employees.


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